Q3 2014 Financial and Operating Results November 6, 2014

Special Note Regarding Forward-Looking Information In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. The forward-looking statements contained in this presentation include, without limitation, statements relating to GAIN Capital's expectations regarding the opportunities and strengths of the combined company created by the combination of GAIN and GFT, anticipated cost and revenue synergies as well as expected growth in financial and operating metrics, the strategic rationale for the business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength. A variety of important factors could cause results to differ materially from such statements. These factors include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, including the successful integration of GFT, our ability to effectively compete in the OTC products and futures industries, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital's views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. 2

Third Quarter Results Reflect Successful Execution of Strategic Plan • Strong third quarter results reflect successful execution of strategic plan, including diversification of revenue streams, buoyed by improved market conditions during period • Consistent organic and inorganic growth in retail business during periods of weaker market conditions bear fruit when market conditions improve • Strong growth in institutional business, increasing to 34% of total revenue from 21% in 3Q13, a major contributor to financial results providing commission-based revenues • Delivering on expense management with over 20% reduction in core fixed operating expenses year-over-year • Successful navigation of regulatory changes and shifting industry dynamics • Clear and demonstrated M&A strategy to increase scale, diversify product offering and create a more balanced business across different revenue streams and geographies • Closed four acquisitions in 2014 • Signed City Index acquisition earlier this month 3

3rd Quarter 2014 Financial and Operating Results • Financial Results(1) • Net revenue: $103.7 million (up 71%) • Adjusted EBITDA(2): $27.5 million (up 127%) • Net income: $15.3 million (up 173%) • EPS (Diluted): $0.33 (up 136%) • Adjusted EPS (Diluted)(3): $0.37 • Cash EPS (4): $0.42 • Operating Metrics(5) • Retail volume: $605.4 billion (ADV: $9.2 billion) (up 53%) • Institutional volume: $1,181.0 billion (ADV: $17.9 billion) (up 31%) • GTX volume: $1,089.0 billion (ADV: $16.5 billion) • Futures contracts: 1.8 million (up 39%) • Funded accounts: 132,021 (up 25%) 4 (1) Comparisons are referenced to the third quarter of 2013. (2) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization, restructuring, acquisition and integration expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (3) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of restructuring, acquisition and integration expenses. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (4) Cash EPS is a non-GAAP financial measure that represents net income per share excluding the impact of depreciation, amortization, purchased intangible amortization and non-cash interest expense. (5) Definitions for all our operating metrics are available in the appendix to this presentation.

YTD 2014 Financial and Operating Results • Financial Results • Net revenue: $254.8 million • Adjusted EBITDA(1): $37.9 million • Net income: $14.0 million • EPS (Diluted): $0.30 • Adjusted EPS (Diluted)(2): $0.40 • Cash EPS (3): $0.54 • Operating Metrics(4) • Retail volume: $1,699.9 billion (ADV: $8.8 billion) • Institutional volume: $3,878.1 billion (ADV: $20.0 billion) • GTX volume: $3,538.4 billion (ADV: $18.2 billion) • Futures contracts: 5.0 million • Client assets: $849.7 million 5 (1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization, restructuring, acquisition and integration expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of restructuring, acquisition and integration expenses. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. (3) Cash EPS is a non-GAAP financial measure that represents net income per share excluding the impact of depreciation, amortization, purchased intangible amortization and non-cash interest expense. (4) Definitions for all our operating metrics are available in the appendix to this presentation.

3rd Quarter and YTD 2014 Financial Results Note: Dollars in millions, except retail trading revenue per million. (1) Reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Reconciliation of net income to adjusted net income is available in the appendix to this presentation. (3) Does not include line item “Other revenue” as shown on the consolidated statement of operations. 6 $60.8 $103.7 $183.6 $254.8 $12.1 $27.5 $47.3 $37.9 $0 $50 $100 $150 $200 $250 $300 Q3 2013 Q3 2014 YTD 2013 YTD 2014 Net Revenue & Adjusted EBITDA(1) Net Revenue Adjusted EBITDA $5.6 $15.3 $27.0 $14.0 $6.2 $16.3 $28.4 $17.2 $0 $5 $10 $15 $20 $25 $30 Q3 2013 Q3 2 4 YTD 2013 YTD 2014 Net Income & Adjusted Net Income(2) Net Income Adjusted Net Income $34.3 $22.9 $35.3 $57.5 $50.9 $61.4 $51.2 $36.4 $64.0 $3.9 $3.6 $6.2 $7.8 $7.0 $17.7 $23.3 $23.5 $22.7 $4.2 $4.6 $6.4 $5.7 $5.3 $6.5 $8.9 $10.0 $39.7 $30.7 $46.1 $71.7 $63.6 $84.4 $81.0 $68.8 $99.0 $2.3 ($4) $16 $36 $56 $76 $96 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Revenue by Business Line(3) Retail OTC Institutional Futures Advisory $123 $129 $106 $98 104 $96 $0 $20 $40 $60 $80 $100 $120 $140 Q3 12 Q4 12 Q1 1 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Retail Trading Revenue per Million Quarterly Trailing 12 Months

Third Quarter Results Reflect Long-Term Focus on Execution of Strategic Plan • Strategic plan has been focused on: • Scaling the retail business by continuing to build market-leading brands and providing a superior customer experience • Diversifying revenue streams across products, geographies, direct vs. indirect and nature of revenue (e.g., commission- based) • Executing on strategic M&A to add complementary products, diversify revenue streams and add scale • Rationalizing fixed expenses while investing in new business lines and high growth areas 7

Scaling the Retail Business Note: Definitions for all our operating metrics are available in the appendix to this presentation. 8 $4.3 $4.5 $6.7 $7.1 $6.0 $7.9 $9.1 $8.0 $9.2 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Average Daily Retail Volume (in billions) • Over a two-year period, organic and inorganic initiatives have resulted in 27% CAGR in funded accounts • Client assets have grown at a CAGR of 41% over the two-year period, reflecting the effective execution of organic marketing campaigns along with M&A • Over the same two-year period, average daily trading volume in the retail business has grown at a CAGR of 46%, reflecting a continued ability to engage the customer and deliver a superior experience, while growing funded accounts and assets 74.3 76.3 91.3 88.0 118.0 118.8 119.1 120.2 120.8 8.1 8.8 8.7 9.0 9.3 10.3 10.7 10.6 11.2 82.4 85.1 100.0 97.0 127.3 129.1 129.8 130.8 132.0 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Funded Accounts (in 000s) Retail FX Futures $317 $329 $340 $359 $556 $595 $635 $664 $641 $110 $118 $117 $117 $128 $144 $165 $176 $208 $427 $446 $457 $477 $684 $739 $801 $840 $850 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Client Assets (in millions) Retail FX Futures

Diversifying Revenue Streams • Over the past several years, GAIN has added new business lines and diversified its product offering • New business lines: • The institutional business (GTX – launched in 2010 and Sales Traders – acquired in 2013) comprised 22% of total revenue in the third quarter versus 11% and 10% one and two years earlier • The futures business (acquired in 2012) has grown to $208 million in client assets (from $98 million at acquisition) and 10% of total revenue versus 9% and 4% of total revenue one and two years earlier • Product diversification • Trading volume from trading in FX products was 73% of total trading volume versus 78% and 92% one and two years earlier • Acquisition of Galvan provided retail customers with advisory services, a commission- based business that can be rolled out internationally and expanded across products 9

Diversifying Revenue Streams • Growth in GAIN’s institutional business has accelerated over the past year – 22% of total revenue in 3Q14 versus 11% in 3Q13 • The institutional business consists of: • The GTX business, which provides an innovative ECN for trading by financial institutions and high net worth individuals through the internet and voice brokers • The Sales Trader business, which provides high-touch trading services to high net worth individuals and smaller institutional investors • Growth of the institutional business: • GTX has experienced growth in average daily trading volume of 46% CAGR over the past two years • Since being acquired in September 2013, the Sales Trader business has experienced growth of 59% in revenue 10

Executing on M&A Strategy 11 • Successful execution of M&A strategy has provided: • Scale: Pro forma for the City Index acquisition, GAIN Capital’s asset base has nearly tripled in the past 2 years and increased by >4x since IPO • New business lines: Futures, Sales Traders, retail advisory services • Diversification of products: CFDs, spread-bets, futures 2008 Client Assets: $124mm 2010 Client Assets: $257mm 2012 Client Assets: $446mm 9/30/14(1) Client Assets: $1.2bn 2013 Client Assets: $739mm Fortune Capital (Retail Forex) MG Financial (Retail Forex) CMS (Retail Forex) dbFX (Retail Forex) Open E Cry (Futures) GFT U.S. (Retail Forex) FX Solutions (Retail Forex) GFT (Retail Forex & Institutional) GAA and Top Third (Futures) Galvan Research (Advisory) City Index (Retail Forex) Post-IPO Pre-IPO Mar. 18, 2008 Sept. 13, 2010 Oct. 18, 2010 Feb. 22, 2013 Dec. 6, 2012 Sept. 6, 2012 April 21, 2011 Sept. 24, 2013 March 13, 2014 April 7, 2014 Oct. 30, 2014 (1) Pro forma for acquisition of City Index.

Fixed Operating Expenses Note: Dollars in millions. (1) Core fixed operating expenses calculated as total expenses less referral fees, bad debt, depreciation & amortization, purchased intangible amortization, acquisition costs, restructuring costs, integration costs, a one-time charge taken by GFT prior to the acquisition, direct expenses from new businesses and variable compensation expense (sales commissions and the variable portion of bonus expense). (2) Total fixed operating expenses calculated as core operating expenses plus the direct expenses from new businesses. (3) Pro-forma for the acquisition of GFT. 12 $36.1 $36.6 $34.1 $33.3 $30.5 $135.2 $118.9 $97.7 $41.3 $34.6 $32.9 $33.1 $40.6 $59.2 $103.7 $106.6 $7.4 $7.0 $7.8 $8.9 $9.6 $9.5 $21.4 $26.3 $84.8 $78.1 $74.8 $75.3 $80.7 $203.9 $244.0 $230.7 $0 $50 $100 $150 $200 $250 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 YTD 2012 YTD 2013 YTD 2014 Core Fixed Operating Expenses Variable Expenses Direct expenses from new businesses • YTD core fixed operating expenses down 18% and 28% versus YTD 2013 and 2012(1) • Total fixed operating expenses down 11% and 14% compared to YTD 2013 and 2012(2), reflecting cost control while making investments in commission-based institutional, futures and retail advisory businesses • On target to achieve $35 - $45 million in lower fixed operating expense synergies from the acquisition of GFT (3) (3) (3)

Return of Capital • Return of capital to shareholders • $0.05 per share quarterly dividend approved • Record date: December 12, 2014 • Payment date: December 22, 2014 • Share repurchase • Program remains in place and will continue to be opportunistic 13

Closing Remarks • Strong third quarter results reflect successful execution of strategic plan, buoyed by improved market conditions during period • Continued focus on growing fundamental operating metrics in retail business • Institutional business growing rapidly and a major contributor to financial results • Delivering on expense management with over 20% reduction in core fixed operating expenses year-over-year • Clear and demonstrated M&A strategy to increase scale and diversify product offering and revenue streams 14

15 Appendix

Market Conditions Currency volatility improved throughout the quarter driven by increased sentiment of global interest rate divergence Source: Bloomberg 16 2008 2009 2010 2011 2012 2013 2014 - 5 10 15 20 25 30

Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2014	2013	2014	2013
Revenue				
Trading revenue	$ 64.0	$ 50.9	$ 151.6	$ 143.7
Commission revenue	35.0	12.7	97.2	37.7
Other revenue	4.5	(3.0)	5.2	1.7
Total non-interest revenue	103.5	60.6	254.0	183.1
Interest revenue	0.3	0.2	1.1	0.6
Interest expense	0.1	-	0.3	0.1
Total net interest revenue	0.2	0.2	0.8	0.5
Net revenue	103.7	60.8	254.8	183.6
Expenses				
Employee compensation and benefits	25.5	17.8	71.4	50.3
Selling and marketing	4.8	5.7	16.1	15.8
Referral fees	24.7	12.4	65.9	33.6
Trading expense	6.0	4.1	20.1	12.2
General & Administrative	9.1	5.7	28.1	16.7
Depreciation and amortization	1.7	1.9	5.8	5.2
Purchased intangible amortization	2.3	0.5	4.8	1.7
Communication and technology	3.8	2.2	11.6	6.5
Bad debt provision	1.5	0.8	2.7	1.2
Acquisition costs	0.9	0.5	1.5	1.5
Restructuring	0.4	0.4	1.0	0.4
Integration costs	-	-	1.7	-
Total operating expense	80.7	52.0	230.7	145.1
Operating income	23.0	8.8	24.1	38.5
Interest on long term borrowings	1.5	0.2	4.4	0.3
Income before tax expense	**21.5**	**8.6**	**19.7**	**38.2**
Income tax expense	5.4	3.0	4.7	11.2
Net income	16.1	5.6	15.0	27.0
Net income attributable to non-controlling interest	0.8	-	1.0	-
Net income applicable to Gain Capital Holdings Inc.	**$ 15.3**	**$ 5.6**	**$ 14.0**	**$ 27.0**
Earnings per common share:				
Basic	$0.35	$0.16	$0.32	$0.76
Diluted	$0.33	$0.14	$0.30	$0.69
Weighted averages common shares outstanding used in computing earnings per common share:				
Basic	41,038,782	36,062,659	40,243,330	35,563,701
Diluted	43,523,862	39,730,857	43,054,959	38,722,667

Note: Unaudited. Dollars in millions, except per share data.

GAIN | CAPITAL 17

Consolidated Balance Sheet Note: Unaudited. Dollars in millions. 18 September 30, December 31, 2014 2013 ASSETS: Cash and cash equivalents 82.2$ 39.9$ Cash and securities held for customers 849.7 739.3 Short term investments 0.9 0.8 Receivables from banks and brokers 165.3 227.6 Property and equipment - net of accumulated depreciation 19.7 17.1 Prepaid assets 4.2 8.8 Goodwill 30.4 15.7 Intangible assets, net 63.8 34.8 Other assets 43.8 28.6 Total assets 1,260.0$ 1,112.6$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customer, brokers, dealers, FCM'S and other regulated entities 849.7$ 739.3$ Accrued compensation & benefits 10.2 13.0 Accrued expenses and other liabilities 63.9 56.7 Income tax payable 5.8 3.8 Loan payable 67.7 65.4 Total l iabilities 997.3$ 878.2$ Non-controlling interest 10.4$ -$ Shareholders' Equity 252.3 234.4 Total l iabilities and shareholders' equity 1,260.0$ 1,112.6$

Current Liquidity Note: Dollars in millions. (1) Reflects cash that would be received upon the liquidation of short term investments. (2) Reflects cash that would be received from brokers following the close-out of all open positions. (3) The convertible senior note incorporates the unamortized discount. 19 As of 9/30/14 12/31/13 Cash and cash equivalents $82.2 $39.9 Cash and securities held for customers 849.7 739.3 Short term investments(1) 0.9 0.8 Receivables from banks and brokers(2) 165.3 227.6 Total Operating Cash $1,098.1 $1,007.6 Less: Cash and securities held for customers (849.7) (739.3) Free Operating Cash $248.4 $268.3 Less: Minimum regulatory capital requirements (89.1) (85.7) Less: Convertible Senior Notes(3) (80.0) (80.0) Free Cash Available $79.3 $102.6

3rd Quarter and YTD 2014 Financial Summary Note: Dollars in millions, except per share data. (1) See page 21 for a reconciliation of GAAP net income to adjusted EBITDA. (2) See page 22 for a reconciliation of GAAP EPS to adjusted EPS. (3) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 20 3 Months Ended September 30, 9 Months Ended September 30, '14 v '13 2014 2013 2014 2013 Q3 9 Months Net Revenue $103.7 $60.8 $254.8 $183.6 71% 39% Operating Expenses 76.2 48.7 216.9 136.3 56% 59% Adjusted EBITDA(1) $27.5 $12.1 $37.9 $47.3 127% (20%) Net Income $15.3 $5.6 $14.0 $27.0 173% (48%) Adjusted EPS (Diluted)(2) $0.37 $0.16 $0.40 $0.73 131% (45%) EPS (Diluted) $0.33 $0.14 $0.30 $0.69 136% (57%) Adjusted EBITDA Margin %(1)(3) 27% 20% 15% 26% 7 pts (11 pts) Net Income Margin % 15% 9% 5% 15% 6 pts NM

Adjusted EBITDA & Margin Reconciliation Note: Dollars in millions. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 21 3 Months Ended September 30, 9 Months Ended September 30, 2014 2013 2014 2013 Net Revenue 103.7$ 60.8$ 254.8$ 183.6$ Net (Loss)/Income 15.3 5.6 14.0 27.0 Net (Loss)/Income Margin % 15% 9% 5% 15% Net (Loss)/Income 15.3$ 5 .6$ 14.0$ 27.0$ Depreciation & amortization 1.7 1.9 5.8 5.2 Purchase intangible amortization 2.3 0.5 4.8 1.7 Interest expense 1.5 0.2 4.4 0.3 Income tax expense 5.4 3.0 4.7 11.2 Acquisition costs 0.9 0.5 1.5 1.5 Restructuring 0.4 0.4 1.0 0.4 Integration costs - - 1.7 - Adjusted EBITDA 27.5$ 12.1$ 37.9$ 47.3$ Adjusted EBITDA Margin % (1) 27% 20% 15% 26%

Adjusted Net Income and EPS Reconciliation Note: Dollars in millions. 22 3 Months Ended September 30, 9 Months Ended September 30, 2014 2013 2014 2013 Net I come 15.3$ 5 .6$ 14.0$ 27.0$ Acquisition costs, net of tax 0.7 0.3 1.1 1.1 Restructuring, net of tax 0.3 0.3 0.8 0.3 Integration costs, net of tax - - 1.3 - Adjusted Net Income 16.3$ 6 .2$ 17.2$ 28.4$ Adjusted Earnings per Common Share: Basic 0.40$ 0.17$ 0.43$ 0.80$ Diluted 0.37$ 0.16$ 0.40$ 0.73$ 3 Months Ended September 30, 9 Months Ended September 30, 2014 2013 2014 2013 GAAP Earnings per Share (Diluted) 0.33$ 0.14$ 0.30$ 0.69$ Restructuring & Ot er items .04 .02 .1 .04 Adjusted Earnings per Share (Diluted) 0.37$ 0.16$ 0.40$ 0.73$

Cash Net Income and EPS Reconciliation Note: Dollars in millions. 23 3 Months Ended September 30, 9 Months Ended September 30, 2014 2013 2014 2013 Net Income 15.3$ 5 .6$ 14.0$ 27.0$ Depreciation & amortization, net of tax 1.3 1.2 4.4 3.7 Purchase intangible amortization, net of tax 1.7 0.3 3.7 1.2 Non-cash interest expense, net of tax 0.4 - 1.2 - Cash Net Income 18.7$ 7 .1$ 23.3$ 31.9$ Cash Earnings per Common Share: Basic 0.45$ 0.20$ 0.58$ 0.90$ Diluted 0.42$ 0.18$ 0.54$ 0.82$ 3 Months Ended September 30, 9 Months Ended September 30, 2014 2013 2014 2013 GAAP Earnings per Share (Diluted) 0.33$ 0.14$ 0.30$ 0.69$ Non-cash items .09 .0 .24 .13 Adjusted Earnings per Share (Diluted) 0.42$ 0.18$ 0.54$ 0.82$

Fixed Operating Expenses Note: Dollars in millions. (1) Pro forma for acquisition of GFT. (2) Includes acquisition costs, restructuring costs, integration costs and a one-time charge taken by GFT prior to the acquisition. (3) Includes sales commissions paid to employees and the variable portion of bonus expense. 24 Q3 2013 (1) Q4 2013 Q1 2014 Q2 2014 Q3 2014 2012 (1) 2013 (1) 2014 Total Expenses $84.8 $78.1 $74.7 $75.3 $80.7 $203.9 $244.0 $230.7 Less: Referral Fees & Bad Debt (19.8) (19.2) (21.3) (21.1) (26.2) (38.9) (58.6) (68.6) Less: Depreciation & Amortization (2.2) (2.5) (2.2) (1.8) (1.7) (4.8) (6.6) (5.7) Less: Purchased Intangible Amortization (1.2) (1.2) (1.0) (1.6) (2.3) (5.8) (4.0) (4.9) Less: One-time Expenses(2) (9.7) (3.9) (2.2) (0.7) (1.3) (0.6) (9.7) (4.2) Less: Direct expenses from new businesses (7.4) (7.0) (7.8) (8.9) (9.6) (9.5) (21.4) (26.3) Less: Variable Compensation(3) (8.4) (7.7) (6.2) (7.9) (9.1) (9.1) (24.8) (23.2) F ixed Operating Expenses $36.1 $36.6 $34.0 $33.3 $30.5 $135.2 $118.9 $97.7 9 Months

Quarterly Operating Metrics Note: Definitions for all our operating metrics are available on page 24. 25 (Volume in billions; assets in millions) Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Retail OTC Trading Volume $394.8 $513.0 $572.3 $522.2 $605.4 Average Daily Volume $6.0 $7.9 $9.1 $8.0 $9.2 Active OTC Accounts 103,924 97,194 97,253 94,261 93,779 Futures Contracts 1,267,472 1,402,367 1,572,465 1,710,944 1,764,586 Funded Accounts 127,305 129,130 129,833 130,840 132,021 Customer Assets $684.1 $739.3 $800.7 $840.0 $849.7 Institutional Total Institutional Volume $901.3 $1,104.0 $1,348.4 $1,348.7 $1,181.0 Average Daily Volume $13.7 $17.0 $21.4 $20.7 $17.9 GTX Volume $889.7 $978.9 $1,212.4 $1,237.0 $1,089.0 Average Daily GTX Volume $13.5 $15.1 $19.2 $19.0 $16.5 3 Months Ended,

Definition of Metrics • Funded Accounts • Retail accounts who maintain a cash balance • Trading Volume • Represents the U.S. dollar equivalent of notional amounts traded • Futures Contracts • Represents the total contracts transacted by customers of GAIN’s futures division • Client Assets • Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 26

Q3 2014 Financial and Operating Results November 6, 2014